Deferred revenue and customer advances	12 Months Ended
Mar. 31, 2018
Deferred revenue and customer advances
Deferred revenue and customer advances

17.            Deferred revenue and customer advances

Deferred revenue and customer advances primarily represent service fees prepaid by merchants or customers for which the relevant services have not been provided. The respective balances are as follows:

	As of March 31,
	2017	2018
	(in millions of RMB)
Deferred revenue	9,643	13,350
Customer advances	6,050	9,940

	15,693	23,290
Less: current portion	(15,052)	(22,297)

Non-current portion	641	993

All service fees received in advance are initially recorded as customer advances. These amounts are transferred to deferred revenue upon commencement of the provision of services by the Company and are recognized in the consolidated income statements in the period in which the services are provided. In general, service fees received in advance are non-refundable after such amounts are transferred to deferred revenue.